SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549



                                  FORM 8-K

                               CURRENT REPORT


                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  June 20, 1995
                                                        ---------------

                            FORD HOLDINGS, INC.

          (Exact name of registrant as specified in its charter)


                                Delaware
              (State or other jurisdiction of incorporation)


     0-18263                                         38-2890269
- ------------------------                  ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)


The American Road, Dearborn, Michigan                       48121
- ---------------------------------------                   ----------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  313-322-3000
                                                     ------------

Item 5.  Other Events.

     Pursuant to Registration Statement No. 33-56747, Ford Holdings, Inc., a Delaware corporation (the "Company"), registered under the Securities Act of 1933, as amended (the "Act"), 5,000 shares of preferred stock and related depositary shares. The preferred stock and depositary shares were registered on Form S-3 to be offered on a delayed or continuous basis pursuant to Rule 415 under the Act. In connection therewith, the Company has created two series of preferred stock designated as its Flexible Rate Auction Preferred Stock - Series O ("Series O Preferred") and Flexible Rate Auction Preferred Stock - Series P ("Series P Preferred" and, together with Series O Preferred, the "Preferred Stock"), by the adoption on June 20, 1995 by a committee of the Board of Directors of the Company of the Certificate of Designations of the Preferred Stock (the "Certificate of Designations") and the filing thereof with the Delaware Secretary of State on June 22, 1995. The Certificate of Designations is filed as an exhibit to this Report.

     The Company entered into an underwriting agreement and a pricing agreement each dated June 20, 1995 with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Lehman Brothers Inc. for the sale of 1000 shares of the Preferred Stock, consisting of 500 shares of Series O Preferred and 500 shares of Series P Preferred. In connection therewith, the Company entered into an Auction Agent Agreement with The Bank of New York dated June 23, 1995 (the "Auction Agent Agreement"), appointing The Bank of New York as the auction agent of the Company to implement auction procedures in respect of the Preferred Stock. It also provides for the issuance by the Company of one certificate with respect to each series of Preferred Stock. The Auction Agent Agreement and the form of the stock certificate for the Preferred Stock are filed as exhibits to this Report.

     Pursuant to the Auction Agent Agreement, The Bank of New York, as Auction Agent, has entered and may in the future enter into Broker-Dealer Agreements with assorted broker-dealers (each a "Broker-Dealer Agreement"). The form of the Broker-Dealer Agreement is filed as an exhibit to this Report.

     The Company also entered into a Term Selection Agent Agreement dated June 23, 1995 with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Lehman Brothers Inc. (the "Term Selection Agent Agreement") whereby Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co. and Lehman Brothers Inc. were appointed as term selection agents of the Company for the purpose of establishing dividend periods in respect of the Preferred Stock. The Term Selection Agent Agreement is filed as an exhibit to this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

                              EXHIBITS

Designation                 Description                                  Method of Filing
- -----------                 -----------                                  ----------------
Exhibit 4.1            Certificate of Designations of the              Included as part
                       Flexible Rate Auction Preferred                 of Exhibit 4.3 of
                       Stock - Series O and Series P                   this Report
                       of Ford Holdings, Inc.

Exhibit 4.2            Form of Stock Certificate for the               Filed with
                       Flexible Rate Auction Preferred                 this report
                       Stock - Series O and Series P
                       of Ford Holdings, Inc.

Exhibit 4.3            Auction Agent Agreement dated June              Filed with
                       23, 1995 between Ford Holdings, Inc.            this Report
                       and The Bank of New York

Exhibit 4.4            Form of Broker-Dealer Agreement                 Included as part
                       between The Bank of New York and                of Exhibit 4.3 of
                       broker-dealers                                  this Report

Exhibit 4.5            Term Selection Agent Agreement                  Filed with
                       dated June 23, 1995 among Ford                  this Report
                       Holdings, Inc., Merrill Lynch & Co.,
                       Merrill Lynch, Pierce, Fenner & Smith
                       Incorporated, Goldman, Sachs & Co.
                       and Lehman Brothers Inc.


                                 SIGNATURE
                                 ---------
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                 FORD HOLDINGS, INC.


Date:  July 25, 1995         By:   /s/ Peter Sherry, Jr.
                                 ----------------------------
                                       Peter Sherry, Jr.
                                       Assistant Secretary

                                EXHIBIT INDEX
                                -------------




Designation                       Description                       Page
- -----------             ----------------------------------          ----

Exhibit 4.1             Certificate of Designations of the
                        Flexible Rate Auction Preferred
                        Stock - Series O and Series P
                        of Ford Holdings, Inc.

Exhibit 4.2             Form of Stock Certificate for the
                        Flexible Rate Auction Preferred
                        Stock - Series O and Series P
                        of Ford Holdings, Inc.

Exhibit 4.3             Auction Agent Agreement dated June
                        23, 1995 between Ford Holdings, Inc.
                        and The Bank of New York

Exhibit 4.4             Form of Broker-Dealer Agreement
                        between The Bank of New York and
                        broker-dealers

Exhibit 4.5             Term Selection Agent Agreement
                        dated June 23, 1995 among Ford
                        Holdings, Inc., Merrill Lynch & Co.,
                        Merrill Lynch, Pierce, Fenner & Smith
                        Incorporated, Goldman, Sachs & Co.
                        and Lehman Brothers Inc.